                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                       Distribution Date:  6/15/2001

Section 5.2 - Supplement                                          Class A         Class B       Collateral                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00           0.00            0.00                        0.00

(ii)   Monthly Interest Distributed                          5,126,625.00     449,318.03      613,221.48                6,189,164.51
       Deficiency Amounts                                            0.00           0.00                                        0.00
       Additional Interest                                           0.00           0.00                                        0.00
       Accrued and Unpaid Interest                                                                  0.00                        0.00

(iii)  Collections of Principal Receivables                206,052,257.91  17,170,923.37   22,077,125.75              245,300,307.04

(iv)   Collections of Finance Charge Receivables            21,745,267.77   1,812,095.29    2,329,860.47               25,887,223.54

(v)    Aggregate Amount of Principal Receivables                                                                   19,774,399,711.63

                                      Investor Interest  1,400,000,000.00 116,666,000.00  150,000,666.67            1,666,666,666.67
                                      Adjusted Interest  1,400,000,000.00 116,666,000.00  150,000,666.67            1,666,666,666.67

                                                   Series
       Floating Investor Percentage                 8.43%          84.00%          7.00%           9.00%                     100.00%
       Fixed Investor Percentage                    8.43%          84.00%          7.00%           9.00%                     100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.36%
               30 to 59 days                                                                                                   1.47%
               60 to 89 days                                                                                                   1.06%
               90 or more days                                                                                                 2.11%
                                                                                                                    ----------------
                                                 Total Receivables                                                           100.00%

(vii)  Investor Default Amount                               8,273,741.52     689,474.52      886,476.25                9,849,692.29

(viii) Investor Charge-Offs                                          0.00           0.00            0.00                        0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00            0.00

(x)    Servicing Fee                                         1,166,666.67      97,221.67      125,000.56                1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.55%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                        0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,400,000,000.00 116,666,000.00  150,000,666.67            1,666,666,666.67

(xiv)  LIBOR                                                                                                                4.12250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                      20,578,601.11   1,714,873.63    2,204,859.92               24,498,334.65

(xxii) Certificate Rate                                          4.25250%       4.47250%        4.74750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
              ----------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                      Distribution Date:  6/15/2001

Section 5.2 - Supplement                                     Class A          Class B         Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                          4,171,545.14       364,132.12       506,369.30           5,042,046.56
       Deficiency Amounts                                            0.00             0.00                                    0.00
       Additional Interest                                           0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)  Collections of Principal Receivables                169,257,211.85    14,104,718.59    18,134,750.32         201,496,680.77

(iv)   Collections of Finance Charge Receivables            17,862,184.24     1,488,510.18     1,913,810.63          21,264,505.05

(v)    Aggregate Amount of Principal Receivables                                                                 19,774,399,711.63

                                      Investor Interest  1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00
                                      Adjusted Interest  1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

                                                  Series
       Floating Investor Percentage                6.92%            84.00%            7.00%            9.00%                100.00%
       Fixed Investor Percentage                   6.92%            84.00%            7.00%            9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.36%
               30 to 59 days                                                                                                  1.47%
               60 to 89 days                                                                                                  1.06%
               90 or more days                                                                                                2.11%
                                                                                                                 -----------------
                                                Total Receivables                                                           100.00%

(vii)  Investor Default Amount                               6,796,287.68       566,355.34       728,175.65           8,090,818.67

(viii) Investor Charge-Offs                                          0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00             0.00             0.00

(x)    Servicing Fee                                           958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       11.55%

(xii)  Reallocated Monthly Principal                                                  0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)  LIBOR                                                                                                               4.12250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      16,903,850.91     1,408,649.34     1,811,131.78          20,123,632.03

(xxii) Certificate Rate                                           4.21250%         4.41250%         4.77250%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
          ---------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                        Distribution Date: 6/15/2001
                                                                                                           Period Type: Amortization
Section 5.2 - Supplement                                     Class A           Class B        Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                        71,575,000.00              0.00      210,569.75           71,785,569.75

(ii)   Monthly Interest Distributed                          1,212,659.44         80,234.54       38,346.15            1,331,240.12
       Deficiency Amounts                                            0.00              0.00                                    0.00
       Additional Interest                                           0.00              0.00                                    0.00
       Accrued and Unpaid Interest                                                                     0.00                    0.00

(iii)  Collections of Principal Receivables                 36,795,046.06      3,066,204.78    3,942,375.48           43,803,626.31

(iv)   Collections of Finance Charge Receivables             1,111,726.81        323,585.12      141,953.93            1,577,265.86

(v)    Aggregate Amount of Principal Receivables                                                                  19,774,399,711.63

                                      Investor Interest     71,575,000.00     20,833,000.00    9,139,252.75          101,547,252.75
                                      Adjusted Interest     71,575,000.00     20,833,000.00    9,139,252.75          101,547,252.75

                                                  Series
       Floating Investor Percentage                0.51%           70.48%            20.52%           9.00%                 100.00%
       Fixed Investor Percentage                   1.51%           84.00%             7.00%           9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.36%
               30 to 59 days                                                                                                  1.47%
               60 to 89 days                                                                                                  1.06%
               90 or more days                                                                                                2.11%
                                                                                                                  -----------------
                                              Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                 422,995.04        123,119.18       54,011.30              600,125.52

(viii) Investor Charge-Offs                                          0.00              0.00            0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00            0.00

(x)    Servicing Fee                                            59,645.83         17,360.83        7,616.04               84,622.71

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        11.58%

(xii)  Reallocated Monthly Principal                                                   0.00            0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)                  0.00     20,833,000.00    8,928,683.00           29,761,683.00

(xiv)  LIBOR                                                                                                               4.12250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                        808,439.63                                                808,439.63

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        2,897.73

(xix)  Available Funds                                       1,863,418.34        306,224.28      134,337.88            2,303,980.50

(xx)   Certificate Rate                                          6.77700%          4.47250%        4.87250%

------------------------------------------------------------------------------------------------------------------------------------



       By:
          -------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                              Distribution Date: 06/15/2001
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       2,212,625.00    192,996.53     261,424.11           2,667,045.64
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              88,308,110.53  7,359,009.21   9,461,583.38         105,128,703.12

(iv)   Collections of Finance Charge Receivables          9,319,400.47    776,616.71     998,507.20          11,094,524.38

(v)    Aggregate Amount of Principal Receivables                                                         19,774,399,711.63

                                      Investor Interest 600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00
                                      Adjusted Interest 600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00

                                                Series
       Floating Investor Percentage              3.61%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.61%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.36%
               30 to 59 days                                                                                         1.47%
               60 to 89 days                                                                                         1.06%
               90 or more days                                                                                       2.11%
                                                                                                         ------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            3,545,889.22    295,490.77     379,916.71           4,221,296.70

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        500,000.00     41,666.67      53,571.43             595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               11.55%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00

(xiv)  LIBOR                                                                                                      4.12250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    8,819,400.47    734,950.04     944,935.78          10,499,286.29

(xxii) Certificate Rate                                       4.28250%      4.48250%       4.72250%

---------------------------------------------------------------------------------------------------------------------------



       By:
          ----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                                Distribution Date: 06/15/2001
                                                                                                       Period Type: Revolving
Section 5.2 - Supplement                                    Class A         Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                         2,580,833.33     151,230.58     163,452.48          2,895,516.39
       Deficiency Amounts                                           0.00           0.00                                 0.00
       Additional Interest                                          0.00           0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                      0.00

(iii)  Collections of Principal Receivables                73,590,092.11   4,181,241.85   5,853,770.83         83,625,104.79

(iv)   Collections of Finance Charge Receivables            7,766,167.06     441,258.08     617,764.71          8,825,189.86

(v)    Aggregate Amount of Principal Receivables                                                           19,774,399,711.63

                                      Investor Interest   500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00
                                      Adjusted Interest   500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

                                                 Series
       Floating Investor Percentage               2.87%           88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage                  2.87%           88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.36%
               30 to 59 days                                                                                           1.47%
               60 to 89 days                                                                                           1.06%
               90 or more days                                                                                         2.11%
                                                                                                          -------------------
                                             Total Receivables                                                       100.00%

(vii)  Investor Default Amount                              2,954,907.69     167,891.94     235,050.02          3,357,849.65

(viii) Investor Charge-Offs                                         0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00           0.00

(x)    Servicing Fee                                          416,666.67      23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 11.55%

(xii)  Reallocated Monthly Principal                                               0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)       500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                        4.12250%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                      7,349,500.39     417,583.91     584,620.70          8,351,705.01

(xxii) Certificate Rate                                         6.19400%       6.38800%       4.77250%

-----------------------------------------------------------------------------------------------------------------------------


       By:
          ------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                Distribution Date: 06/15/2001
                                                                                                      Period Type: Revolving
Section 5.2 - Supplement                                    Class A         Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                         3,000,000.00     174,711.25     193,284.04          3,367,995.29
       Deficiency Amounts                                           0.00           0.00                                 0.00
       Additional Interest                                          0.00           0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                      0.00

(iii)  Collections of Principal Receivables                88,308,110.53   5,017,372.48   7,024,642.62        100,350,125.63

(iv)   Collections of Finance Charge Receivables            9,319,400.47     529,497.27     741,330.07         10,590,227.81

(v)    Aggregate Amount of Principal Receivables                                                           19,774,399,711.63

                                      Investor Interest   600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00
                                      Adjusted Interest   600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

                                             Series
       Floating Investor Percentage               3.45%           88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage                  3.45%           88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.36%
               30 to 59 days                                                                                           1.47%
               60 to 89 days                                                                                           1.06%
               90 or more days                                                                                         2.11%
                                                                                                          -------------------
                                             Total Receivables                                                       100.00%

(vii)  Investor Default Amount                              3,545,889.22     201,465.61     282,064.74          4,029,419.57

(viii) Investor Charge-Offs                                         0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00           0.00

(x)    Servicing Fee                                          500,000.00      28,408.33      39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 11.55%

(xii)  Reallocated Monthly Principal                                               0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)       600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                        4.12250%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                      8,819,400.47     501,088.94     701,556.58         10,022,046.00

(xxii) Certificate Rate                                         6.00000%       6.15000%       4.77250%

-----------------------------------------------------------------------------------------------------------------------------


       By:
          ------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                              Distribution Date: 06/15/2001
                                                                                                    Period Type: Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       2,397,010.42    209,077.00     291,125.04           2,897,212.46
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              95,667,119.74  7,972,161.86  10,250,146.69         113,889,428.29

(iv)   Collections of Finance Charge Receivables         10,096,017.18    841,324.41   1,081,726.48          12,019,068.07

(v)    Aggregate Amount of Principal Receivables                                                         19,774,399,711.63

                                      Investor Interest 650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                                      Adjusted Interest 650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage              3.91%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.91%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.36%
               30 to 59 days                                                                                         1.47%
               60 to 89 days                                                                                         1.06%
               90 or more days                                                                                       2.11%
                                                                                                         ------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            3,841,379.99    320,111.06     411,580.37           4,573,071.42

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               11.55%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                      4.12250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    9,554,350.51    796,186.08   1,023,690.21          11,374,226.80

(xxii) Certificate Rate                                       4.28250%      4.48250%       4.97250%

---------------------------------------------------------------------------------------------------------------------------



       By:
          ----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                              Distribution Date: 06/15/2001
                                                                                                  Period Type: Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       2,452,982.64    216,073.44     309,166.29           2,978,222.37
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              95,667,119.74  7,972,161.86  10,250,146.69         113,889,428.29

(iv)   Collections of Finance Charge Receivables         10,096,017.18    841,324.41   1,081,726.48          12,019,068.07

(v)    Aggregate Amount of Principal Receivables                                                         19,774,399,711.63

                                      Investor Interest 650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                                      Adjusted Interest 650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage              3.91%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.91%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.36%
               30 to 59 days                                                                                         1.47%
               60 to 89 days                                                                                         1.06%
               90 or more days                                                                                       2.11%
                                                                                                         ------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            3,841,379.99    320,111.06     411,580.37           4,573,071.42

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               11.55%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                      4.12250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    9,554,350.51    796,186.08   1,023,690.21          11,374,226.80

(xxii) Certificate Rate                                       4.38250%      4.63250%       5.31500%

---------------------------------------------------------------------------------------------------------------------------



       By:
          ----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                              Distribution Date: 06/15/2001
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       2,765,781.25    242,860.24     361,378.35           3,370,019.84
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables             110,385,138.17  9,198,761.51  11,826,979.11         131,410,878.79

(iv)   Collections of Finance Charge Receivables         11,649,250.59    970,770.88   1,248,133.99          13,868,155.47

(v)    Aggregate Amount of Principal Receivables                                                         19,774,399,711.63

                                      Investor Interest 750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00
                                      Adjusted Interest 750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00

                                             Series
       Floating Investor Percentage              4.52%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 4.52%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.36%
               30 to 59 days                                                                                         1.47%
               60 to 89 days                                                                                         1.06%
               90 or more days                                                                                       2.11%
                                                                                                         ------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            4,432,361.53    369,363.46     474,895.88           5,276,620.87

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        625,000.00     52,083.33      66,964.29             744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               11.55%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00

(xiv)  LIBOR                                                                                                      4.12250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                   11,024,250.59    918,687.55   1,181,169.71          13,124,107.85

(xxii) Certificate Rate                                       4.28250%      4.51250%       5.32250%

---------------------------------------------------------------------------------------------------------------------------



       By:
          ----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                              Distribution Date: 06/15/2001
                                                                                                  Period Type: Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       1,835,243.06    160,827.87     226,569.93           2,222,640.86
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              73,590,092.11  6,132,409.56   7,884,750.96          87,607,252.62

(iv)   Collections of Finance Charge Receivables          7,766,167.06    647,170.23     832,099.69           9,245,436.99

(v)    Aggregate Amount of Principal Receivables                                                         19,774,399,711.63

                                      Investor Interest 500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00
                                      Adjusted Interest 500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00

                                             Series
       Floating Investor Percentage              3.01%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.01%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.36%
               30 to 59 days                                                                                         1.47%
               60 to 89 days                                                                                         1.06%
               90 or more days                                                                                       2.11%
                                                                                                         ------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            2,954,907.69    246,238.37     316,601.20           3,517,747.25

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        416,666.67     34,721.67      44,643.41             496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               11.55%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00

(xiv)  LIBOR                                                                                                      4.12250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    7,349,500.39    612,448.57     787,456.28           8,749,405.24

(xxii) Certificate Rate                                       4.26250%      4.48250%       5.02250%

---------------------------------------------------------------------------------------------------------------------------



       By:
          ----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                              Distribution Date: 06/15/2001
                                                                                                  Period Type: Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                  4,717,500.00
       Class B Note Interest Requirement                    279,708.54
       Net Class C Note Interest Requirement                208,787.89                                        5,205,996.43

(iii)  Collections of Principal Receivables                                                                 142,162,811.74

(iv)   Collections of Finance Charge Receivables                                                             15,002,836.85

(v)    Aggregate Amount of Principal Receivables                                                         19,774,399,711.63

                        Investor Interest                                                                   965,910,000.00
                        Adjusted Interest                                                                   965,910,000.00


       Floating Investor Percentage                                                                                  4.88%
       Fixed Investor Percentage                                                                                     4.88%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.36%
               30 to 59 days                                                                                         1.47%
               60 to 89 days                                                                                         1.06%
               90 or more days                                                                                       2.11%
                                                                                                         ------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,708,349.77

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Servicing Fee                                                                                            804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               11.55%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         14,197,911.85

(xxii) Note  Rate                         Class A             6.66000%
                                          Class B             6.95000%
                                          Class C             5.07250%






---------------------------------------------------------------------------------------------------------------------------



       By:
          ----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                                 Distribution Date: 06/15/2001
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    2,772,239.58
       Class B Note Interest Requirement                      240,707.47
       Net Class C Note Interest Requirement                  287,779.14                                         3,300,726.19

(iii)  Collections of Principal Receivables                                                                    131,410,857.74

(iv)   Collections of Finance Charge Receivables                                                                13,868,153.25

(v)    Aggregate Amount of Principal Receivables                                                            19,774,399,711.63

                        Investor Interest                                                                      892,857,000.00
                        Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                     4.52%
       Fixed Investor Percentage                                                                                        4.52%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.36%
               30 to 59 days                                                                                            1.47%
               60 to 89 days                                                                                            1.06%
               90 or more days                                                                                          2.11%
                                                                                                            -----------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   5,276,620.02

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  11.55%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            13,124,105.75

(xxii) Note  Rate                         Class A               4.29250%
                                          Class B               4.47250%
                                          Class C               4.85250%






------------------------------------------------------------------------------------------------------------------------------



       By:
          -----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                                                                 Distribution Date: 06/15/2001
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    3,272,437.50
       Class B Note Interest Requirement                      284,973.96
       Net Class C Note Interest Requirement                  321,987.60                                         3,879,399.06

(iii)  Collections of Principal Receivables                                                                    157,693,117.60

(iv)   Collections of Finance Charge Receivables                                                                16,641,793.22

(v)    Aggregate Amount of Principal Receivables                                                            19,774,399,711.63

                        Investor Interest                                                                    1,071,429,000.00
                        Adjusted Interest                                                                    1,071,429,000.00


       Floating Investor Percentage                                                                                     5.42%
       Fixed Investor Percentage                                                                                        5.42%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.36%
               30 to 59 days                                                                                            1.47%
               60 to 89 days                                                                                            1.06%
               90 or more days                                                                                          2.11%
                                                                                                            -----------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   6,331,947.58

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  11.55%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            15,748,935.72

(xxii) Note  Rate                         Class A               4.22250%
                                          Class B               4.41250%
                                          Class C               4.80250%






------------------------------------------------------------------------------------------------------------------------------



       By:
              -----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                                                                 Distribution Date: 06/15/2001
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    2,746,406.25
       Class B Note Interest Requirement                      240,707.47
       Net Class C Note Interest Requirement                  269,698.57                                         3,256,812.29

(iii)  Collections of Principal Receivables                                                                    131,410,857.74

(iv)   Collections of Finance Charge Receivables                                                                13,868,153.25

(v)    Aggregate Amount of Principal Receivables                                                            19,774,399,711.63

                        Investor Interest                                                                      892,857,000.00
                        Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                     4.52%
       Fixed Investor Percentage                                                                                        4.52%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.36%
               30 to 59 days                                                                                            1.47%
               60 to 89 days                                                                                            1.06%
               90 or more days                                                                                          2.11%
                                                                                                          --------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   5,276,620.02

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  11.55%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            13,124,105.75

(xxii) Note  Rate                         Class A               4.25250%
                                          Class B               4.47250%
                                          Class C               4.82250%






------------------------------------------------------------------------------------------------------------------------------



       By:
          -----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                                                                 Distribution Date: 06/15/2001
                                                                                                    Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    2,620,727.08
       Class B Note Interest Requirement                      231,715.31
       Net Class C Note Interest Requirement                  297,101.88                                         3,149,544.27

(iii)  Collections of Principal Receivables             allocation of collections from  3/15/01  to  3/31/01   125,103,156.59

(iv)   Collections of Finance Charge Receivables                                                                13,202,484.00

(v)    Aggregate Amount of Principal Receivables                                                            19,774,399,711.63

                        Investor Interest                                                                      850,000,000.00
                        Adjusted Interest                                                                      850,000,000.00


       Floating Investor Percentage                                                                                     4.30%
       Fixed Investor Percentage                                                                                        4.30%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.36%
               30 to 59 days                                                                                            1.47%
               60 to 89 days                                                                                            1.06%
               90 or more days                                                                                          2.11%
                                                                                                            -----------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   5,023,343.07

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  11.55%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            12,494,150.67

(xxii) Note  Rate                         Class A               4.26250%
                                          Class B               4.52250%
                                          Class C               4.97250%






------------------------------------------------------------------------------------------------------------------------------



       By:
          -----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President